Prospectus Supplement	July 26, 2018

Putnam International Growth Fund
Statutory and summary prospectuses dated January 30, 2018

The following changes are effective August 1, 2018:

The Annual fund operating expenses table and the footnotes applicable to that table in the subsection Fees and expenses are restated as follows:

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

						Total annual
				Total		fund oper-
		Distribution		annual fund	Expense	ating expenses
Share	Manage-	and service	Other	operating	reimburse-	after expense
class	ment fees†	(12b-1) fees	expenses	expenses	ment#	reimbursement<>
Class A	0.84%	0.25%	0.40%	1.49%	(0.06)%	1.43%
Class B	0.84%	1.00%	0.40%	2.24%	(0.06)%	2.18%
Class C	0.84%	1.00%	0.40%	2.24%	(0.06)%	2.18%
Class M	0.84%	0.75%	0.40%	1.99%	(0.06)%	1.93%
Class R	0.84%	0.50%	0.40%	1.74%	(0.06)%	1.68%
Class R6	0.84%	N/A	0.20%<	1.04%	(0.06)%	0.98%
Class T	0.84%	0.25%	0.40%>	1.49%	(0.06)%	1.43%
Class Y	0.84%	N/A	0.40%	1.24%	(0.06)%	1.18%

† Management fees are subject to a performance adjustment. The fund’s base management fee is subject to adjustment, up or down, based on the fund’s performance relative to the performance of the MSCI EAFE Growth Index (ND). For the most recent fiscal year, the fund’s base management fee prior to any performance adjustment was 0.925%.

# Reflects Putnam Investment Management, LLC’s contractual obligation to limit certain fund expenses through January 30, 2020. This obligation may be modified or discontinued only with approval of the Board of Trustees.

< Other expenses are based on expenses of class A shares for the fund’s last fiscal year, restated to reflect the lower investor servicing fees applicable to class R6 shares.

> Other expenses are based on expenses of class A shares for the fund’s last fiscal year.

<> Restated to reflect current fees.

The paragraph and table under the heading “Example” in the subsection Fees and expenses are restated as follows:

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year

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and that the fund’s operating expenses remain the same. Only the first year of each period in the example takes into account the expense reimbursement described above. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years
Class A	$712	$1,013	$1,336	$2,247
Class B	$721	$995	$1,394	$2,381
Class B (no redemption)	$221	$695	$1,194	$2,381
Class C	$321	$695	$1,194	$2,570
Class C (no redemption)	$221	$695	$1,194	$2,570
Class M	$539	$947	$1,380	$2,581
Class R	$171	$542	$938	$2,047
Class R6	$100	$325	$1,568	$1,266
Class T	$392	$703	$1,037	$1,980
Class Y	$120	$387	$675	$1,495